                                                                    EXHIBIT 10.3

                       PARTICIPATION AGREEMENT SUPPLEMENT
                                      NO. 1



                  This Participation Agreement Supplement (this "Supplement") dated as of October 23, 2001 is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the First Amended and Restated Participation Agreement (as amended, modified and supplemented prior to delivery of this Supplement, "Participation Agreement"), dated as of October 23, 2001, among Universal Compression, Inc. ("Lessee"), Universal Compression Holdings, Inc., BRL Universal Equipment 2001 A, L.P., The Bank of New York not in its individual capacity but as indenture trustee for Tranche A Noteholders, BRL Universal Equipment Management, Inc., Tranche B Lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Bankers Trust Company, as Collateral Agent. Capitalized terms not otherwise defined herein have the meanings given in Appendix A to the Participation Agreement which Appendix A also contains rules of usage and interpretation applicable hereto.

Maximum Acquisition Cost of Equipment to be acquired by Lessor and leased to Lessee pursuant to the Participation Agreement and Lease Agreement on the next Funding Date:

         $122,000,000.00

Commitment Termination Date:

         October 23, 2001

Aggregate Tranche B Commitments for equipment to be acquired by Lessor and leased to Lessee pursuant to the Participation Agreement and Lease Agreement on the next Funding Date: $18,262,500.00

                                 Tranche B Commitment for financing equipment
                                 to be acquired by Lessor and leased to Lessee
                                 pursuant to the Participation Agreement and
Tranche B Lender                 Lease Agreement on the next Funding Date ($)
----------------                 --------------------------------------------


Bankers Trust Company                            $9,131,250.00
130 Liberty Street, M.S. 2344
New York, New York  10006
Attention: Marcus Tarkington
Internal Mail Code:  NYC 02-2802
Telephone:     (212) 250-7684
Telefax:       (212) 250-8693

First Union National Bank                        $6,391,875.00
301 South College Street
Charlotte, NC 28288
Attn: Robert Wateroff
Tel:  (704) 374-6221
Fax:  (704) 374-6249

Bank of Nova Scotia                              $1,826,250.00
1100 Louisiana Street, Suite 3000
Houston, TX 77002
Attn: Jean Paul Purdy
Tel:  (713) 759-3433
Fax:  (713) 752-2425

Bank One, NA                                     $  913,125.00
  (Main Office Chicago)
201 St. Charles Avenue
29th Floor
New Orleans, LA 70170
Attn: Charles Freel, Jr.
Tel:  (504) 623-1638
Fax:  (504) 623-6555

As of the date hereof, each of the Tranche B Lenders a party hereto and not already a party to the Operative Documents assumes the rights and obligations of a Tranche B Lender under the Operative Documents and shall be deemed a party to each of the Operative Documents to which the Tranche B Lenders are a party.

Sellers:

Universal Compression, Inc.
KCI, Inc.
KCI Leasing, Inc.
KCI Compression, L.P.

Projections:

Projections referenced in Section 2.1(ii) of the Participation Agreement shall mean the pro forma financial statements of Guarantor made a part of the draft Offering Memorandum of the Lessor dated October 15, 2001.

Financial Statements:

Financial Statements referenced in the last sentence of Section 2.1(u) of the Participation Agreement shall mean the financial statements contained in the Registration Statement filed with the SEC on August 10, 2001.




                                      -2-
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Additional Conditions Precedent:

1. Execution of and delivery by all parties thereto of the First Amendment to Senior Secured Revolving Credit Agreement dated October 23, 2001 relating to the amendment of Section 9.14 thereof in form and substance reasonably acceptable to Administrative Agent.

Additional Operative Documents:

None

                            UNIVERSAL COMPRESSION, INC.,
                                as Lessee



                            By: /s/ Richard W. FitzGerald
                                ------------------------------------------------
                                Senior Vice President



                            UNIVERSAL COMPRESSION HOLDINGS, INC., as Guarantor



                            By: /s/ Richard W. FitzGerald
                                ------------------------------------------------
                                Senior Vice President



                            BRL UNIVERSAL EQUIPMENT 2001 A, L.P., as Lessor

                            By BRL Universal Equipment Management, Inc.
                            Its General Partner



                            By: /s/ Gregory C. Greene
                                ------------------------------------------------
                                President




                            THE BANK OF NEW YORK,
                                not individually but as Indenture Trustee for Tranche A Noteholders



                            By: /s/ Remo Reale
                                ------------------------------------------------
                                Vice President





                                -Signature Page-
                   [Participation Agreement Supplement No. 1]

We hereby consent to the terms of this Supplement:




                                  BANKERS TRUST COMPANY,
                                      as Administrative Agent



                                  By: /s/ Marcus M. Tarkington
                                      ------------------------------------------
                                      Director



                                  BANKERS TRUST COMPANY
                                      as Tranche B Lender



                                  By: /s/ Marcus M. Tarkington
                                      ------------------------------------------
                                      Director



                                  FIRST UNION NATIONAL BANK
                                      as Tranche B Lender



                                  By: /s/ David E. Humphreys
                                      ------------------------------------------
                                      Vice President




                                  BANK ONE, N.A.
                                       (Main Office Chicago)
                                      as Tranche B Lender



                                  By: /s/ Dianne Russell
                                      ------------------------------------------
                                      Vice President


                                -Signature Page-
                   [Participation Agreement Supplement No. 1]

                                  THE BANK OF NOVA SCOTIA
                                      as Tranche B Lender



                                  By: /s/ M.D. Smith
                                      ------------------------------------------
                                      Agent





                                -Signature Page-
                   [Participation Agreement Supplement No. 1]